Execution Version

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of February 27, 2014 by and among HEALTHCARE REALTY TRUST INCORPORATED, a corporation formed under the laws of the State of Maryland (the “Borrower”), each of the Lenders party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”).

WHEREAS, the Borrower, the Lenders, the Administrative Agent and certain other parties have entered into that certain Credit Agreement dated as of October 14, 2011 (as amended and as in effect immediately prior to the effectiveness of this Amendment, the “Credit Agreement”); and

WHEREAS, the Borrower, the Lenders and the Administrative Agent desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1. Specific Amendments to Credit Agreement. Upon the effectiveness of this Amendment, the parties hereto agree that the Credit Agreement shall be amended as follows:

(a)The Credit Agreement is amended by adding the following definitions to Section 1.01 thereof in the appropriate alphabetical location:

“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrower or its Subsidiaries from time to time concerning or relating to bribery or corruption.

“Disbursement Instruction Agreement” means an agreement substantially in the form of Exhibit 1.01 to be executed and delivered by the Borrower, as the same may be amended, restated or modified from time to time with the prior written approval of the Administrative Agent.

“FATCA” means Sections 1471 through 1474 of the Internal Revenue Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Internal Revenue Code.

“Non-Defaulting Lender” means a Lender that is not a Defaulting Lender.

“OFAC” means the Office of Foreign Assets Control of the U.S. Department of the Treasury.

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the U.S. government, including those administered by OFAC or the U.S. Department of State.

“Sanctioned Country” means, at any time, a country or territory which is the subject or target of any Sanctions.

“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC or the U.S. Department of State, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person controlled by any such Person.

“Wells Fargo Term Loan Agreement” means that certain Term Loan Agreement dated as of February 27, 2014 among the Borrower, the lenders party thereto, Wells Fargo, as administrative agent, and the other parties thereto.

(b)The Credit Agreement is further amended by restating the following definitions contained in Section 1.01thereof in their entirety as follows:

“Eurodollar Rate” means, with respect to any Eurodollar Rate Loan for any Interest Period, the rate of interest obtained by dividing (i) the rate of interest per annum determined on the basis of the rate for deposits in Dollars for a period equal to the applicable Interest Period which appears on Reuters Screen LIBOR01 Page (or any applicable successor page) at approximately 11:00 a.m. (London time) two Business Days prior to the first day of the applicable Interest Period by (ii) a percentage equal to 1 minus the stated maximum rate (stated as a decimal) of all reserves, if any, required to be maintained with respect to Eurocurrency funding (currently referred to as “Eurocurrency liabilities”) as specified in Regulation D of the Board of Governors of the Federal Reserve System (or against any other category of liabilities which includes deposits by reference to which the interest rate on Eurodollar Rate Loans is determined or any applicable category of extensions of credit or other assets which includes loans by an office of any Lender outside of the United States of America). If, for any reason, the rate referred to in the preceding clause (i) does not appear on Reuters Screen LIBOR01 Page (or any applicable successor page), then the rate to be used for such clause (i) shall be determined by the Administrative Agent to be the arithmetic average of the rate per annum at which deposits in Dollars would be offered by first class banks in the London interbank market to the Administrative Agent at approximately 11:00 a.m. (London time) two Business Days prior to the first day of the applicable Interest Period for a period equal to such Interest Period. Any change in the maximum rate or reserves described in the preceding clause (ii) shall result in a change in the Eurodollar Rate on the date on which such change in such maximum rate becomes effective.

“Excluded Taxes” means, with respect to the Administrative Agent, any Lender, the L/C Issuer or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) taxes imposed on or measured by its overall net income (however denominated), and franchise taxes imposed on it (in lieu of net income taxes), by the jurisdiction (or any political subdivision thereof) under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable Lending Office is located, (b) any branch profits taxes imposed by the United States or any similar tax imposed by any other jurisdiction in which the Borrower is located, (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrower under Section 9.15), any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party hereto (or designates

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a new Lending Office) or is attributable to such Foreign Lender’s failure or inability (other than as a result of a Change in Law) to comply with Section 3.01(e), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new Lending Office (or assignment), to receive additional amounts from the Borrower with respect to such withholding tax pursuant to Section 3.01(a), and (d) any U.S. federal withholding Taxes imposed under FATCA.

“LIBOR Market Index Rate” means, for any day, the Eurodollar Rate as of that day that would be applicable for a Eurodollar Rate Loan having a one-month Interest Period determined at approximately 11:00 a.m. Eastern time for such day (rather than 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period as otherwise provided in the definition of “Eurodollar Rate”), or if such day is not a Business Day, the immediately preceding Business Day. The LIBOR Market Index Rate shall be determined on a daily basis.

“Obligations” means, without duplication, all advances to, and debts, liabilities, obligations, covenants and duties of, any Credit Party arising under any Credit Document or otherwise with respect to any Loan or Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Credit Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding. For the avoidance of doubt, “Obligations” shall not include any obligations under any Swap Contract.

“S&P” means Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw‑Hill Companies, Inc. and any successor thereto.

(c)The Credit Agreement is further amended by deleting the definition of “Transfer Authorizer Designation Form” contained in Section 1.01thereof in its entirety.

(d)The Credit Agreement is further amended by restating Section 2.02(a) thereof in its entirety as follows:

(a)    Each Borrowing, each conversion of Loans from one Type to the other, and each continuation of Eurodollar Rate Loans shall be made upon the Borrower’s irrevocable notice to the Administrative Agent, which may be given by telephone. Each such notice must be received by the Administrative Agent not later than 1:00 p.m. (i) with respect to Eurodollar Rate Loans, three (3) Business Days prior to, or (ii) with respect to Base Rate Loans, one (1) Business Day prior to, the requested date of any Borrowing, conversion or continuation of Loans. Each telephonic notice by the Borrower pursuant to this Section 2.02(a) must be confirmed promptly by delivery to the Administrative Agent of a written Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower. Except as provided in Sections 2.03(c) and 2.04(b), each Borrowing, conversion or continuation shall be in a principal amount of (i) with respect to Eurodollar Rate Loans, $2,000,000 or a whole multiple of $1,000,000 in excess thereof or (ii) with respect to Base Rate Loans, $500,000 or a whole multiple of $100,000 in excess thereof. Each Loan Notice (whether telephonic or written) shall specify (i) whether such request is for a Borrowing, conversion or continuation, (ii) the requested date of such Borrowing, or such conversion

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or continuation (which shall be a Business Day), (iii) the principal amount of Loans to be borrowed, converted or continued, (iv) the Type of Loans to be borrowed, converted or continued, and (v) if applicable, the duration of the Interest Period with respect thereto. If the Borrower fails to specify a Type of Loan in a Loan Notice, then the applicable Loans shall be made as Base Rate Loans. If the Borrower fails to select in a timely manner a new Interest Period for any Eurodollar Rate Loan in accordance with this Section, such Loan will automatically, on the last day of the current Interest Period therefor, continue as a Eurodollar Rate Loan with an Interest Period of one (1) month; provided, however that if a Default or Event of Default exists, such Loan will automatically, on the last day of the current Interest Period therefor, convert into a Base Rate Loan notwithstanding the Borrower’s failure to comply with any of the terms of this Section. If the Borrower requests a Borrowing of, conversion to, or continuation of, Eurodollar Rate Loans in any Loan Notice, but fails to specify an Interest Period, the Interest Period will be deemed to be one (1) month.

(e)The Credit Agreement is further amended by restating Section 2.02(b) thereof in its entirety as follows:

(b)    Following receipt of a Loan Notice with respect to a Borrowing, the Administrative Agent shall promptly notify each Lender of the amount of its Revolving Commitment Percentage of the applicable Loans, Type and Interest Period, if applicable, of the Loan to be made by such Lender. Each Lender shall make the amount of its Loan available to the Administrative Agent in immediately available funds at the Administrative Agent’s Office not later than 3:00 p.m. on the Business Day specified in the applicable Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 4.02 (and, if such Borrowing is the initial Extension of Credit, Section 4.01), the Administrative Agent shall make all funds so received available to the Borrower in like funds as received by the Administrative Agent either by (i) crediting the account of the Borrower on the books of the Administrative Agent with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with the Disbursement Instruction Agreement. Promptly after receipt of a Loan Notice requesting a conversion or continuation of Loans, the Administrative Agent shall notify each Lender of the proposed conversion or continuation and the terms thereof, including any automatic conversion to a Base Rate Loan or continuation of Eurodollar Rate Loans.

(f)The Credit Agreement is further amended by restating clause (ii) of Section 2.08(a) thereof in its entirety as follows:

(ii) each Revolving Loan that is a Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing or conversion date at a rate per annum equal to the Base Rate plus the Applicable Percentage;

(g)The Credit Agreement is further amended by restating Section 2.14(a) thereof in its entirety as follows:

(a)    Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of Required Lenders and in Section 9.01.

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(h)The Credit Agreement is further amended by changing the period at the end of Section 3.01(e)(ii)(B)(V) thereof to “; and”, and adding the following new subsection (C) to Section 3.01(e)(ii) thereof:

(C)    if a payment made to a Lender under any Credit Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by applicable Laws and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable Laws (including as prescribed by Section 1471(b)(3)(C)(i) of the Internal Revenue Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

(i)The Credit Agreement is further amended by changing the reference to “Eurodollar Loans” in Section 3.01(i) thereof to “Eurodollar Rate Loans.”

(j)The Credit Agreement is further amended by restating Section 5.22 thereof in its entirety as follows:

5.22    Anti-Corruption Laws and Sanctions.

(a)    None of the Borrower, any of the Material Subsidiaries or any other Affiliate of the Borrower: (i) is a person named on the list of Specially Designated Nationals or Blocked Persons maintained by OFAC available at http://www.treas.gov/offices/enforcement/ofac/index.shtml or as otherwise published from time to time; (ii) is (A) an agency of the government of a country, (B) an organization controlled by a country, or (C) a person resident in a country that is subject to a sanctions program identified on the list maintained by OFAC and available at http://www.treas.gov/offices/enforcement/ofac/index.shtml, or as otherwise published from time to time, as such program may be applicable to such agency, organization or person; or (iii) derives any of its assets or operating income from investments in or transactions with any such country, agency, organization or person; and none of the Extensions of Credit will be used to finance any operations, investments or activities in, or make any payments to, any such country, agency, organization, or person.

(b)    The Borrower’s use of the proceeds of the Loans will not violate any Anti-Corruption Law or applicable Sanction.

(c)    The Borrower has implemented and maintains in effect policies and procedures designed to ensure compliance by the Borrower, its Subsidiaries and their respective Related Parties with Anti-Corruption Laws, and the Borrower, its Subsidiaries and their respective officers and employees, and to the knowledge of the Borrower, its directors and agents, are in compliance with Anti-Corruption Laws in all material respects. None of (a) the Borrower, any Subsidiary or any of their respective directors, officers or employees, or (b) to the knowledge of the Borrower, any agent of the Borrower or any

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Subsidiary that will act in any capacity in connection with or benefit from this Agreement, is a Sanctioned Person.

(d)    None of the Borrower, any of the Material Subsidiaries or any other Affiliate of the Borrower has: (i) inappropriately or illegally used any corporate funds or any unlawful contribution, gift, entertainment or other unlawful expense for political activity, (ii) made any direct or indirect unlawful payment to any government official or employee from corporate funds, (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977 or similar law of a jurisdiction in which the Borrower or any of its Subsidiaries conduct their business and to which they are lawfully subject or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(k)The Credit Agreement is further amended by restating Section 6.05 thereof in its entirety as follows:

6.05    Compliance with Laws.

(a)    The Borrower will comply, and cause each of its Subsidiaries to comply, in all material respects with all applicable laws, ordinances, rules, regulations, and requirements of governmental authorities (including, without limitation, Environmental Laws and ERISA and the rules and regulations thereunder) the failure to comply with which would reasonably be expected to have a Material Adverse Effect, except where the necessity of compliance therewith is contested in good faith by appropriate proceedings.

(b)    The Borrower will maintain, and cause each of its Subsidiaries to maintain, in effect and enforce policies and procedures appropriate for similarly situated organizations of the Borrower’s size and type and designed to provide reasonable assurance of compliance in all material respects by the Borrower, its Subsidiaries and their respective Related Parties with Anti-Corruption Laws and applicable Sanctions.

(l)The Credit Agreement is further amended by restating Section 6.12 thereof in its entirety as follows:

6.12    Use of Proceeds.

The Extensions of Credit hereunder will be used (a) to refinance existing indebtedness for borrowed money, including Indebtedness under the Existing Credit Agreement, (b) to finance the acquisition and development of healthcare real estate properties by the Borrower and its Subsidiaries, and (c) to finance the general corporate purposes of the Borrower and its Subsidiaries. No proceeds of any Loan will be used (x) to purchase or carry any “margin stock” or to extend credit to others for the purpose of purchasing or carrying any “margin stock” in violation of Regulations U, T or X, (y) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws or (z) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country.

(m)The Credit Agreement is further amended by restating Section 6.22 thereof in its entirety as follows:

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6.22    Limitation on Certain Agreements.

The Borrower will not, nor will it permit its Subsidiaries to, enter into, assume or otherwise become subject to any agreement (i) restricting their ability to grant a lien on their property (except (x) with respect to those properties which are the subject of mortgage financing permitted under Section 6.10(f) hereof, so long as such restrictions do not prohibit the granting of liens on any property other than the applicable property securing the Funded Debt permitted under Section 6.10(f)) and (y) the Wells Fargo Term Loan Agreement (so long as such agreement is not amended to include restrictions on encumbering assets that are more restrictive than those restrictions contained in the Credit Documents), or (ii) restricting the ability of the Subsidiaries to give a guaranty of the loans and obligations hereunder.

(n)The Credit Agreement is further amended by adding the word “or” after the semicolon at the end of Section 7.01(o) thereof, and adding the following new subsection (p) to Section 7.01 thereof:

(p)    an Event of Default under and as defined in the Wells Fargo Term Loan Agreement shall have occurred;

(o)The Credit Agreement is further amended by adding the phrase “or otherwise made available” after the phrase “not already delivered” in the eight sentence of Section 8.01 thereof.

(p)The Credit Agreement is further amended by restating Section 8.03 thereof in its entirety as follows:

8.03	Approvals of Lenders.

All communications from the Administrative Agent to any Lender requesting such Lender’s determination, consent, approval or disapproval (a) shall be given in the form of a written notice to such Lender, (b) shall be accompanied by a description of the matter or issue as to which such determination, approval, consent or disapproval is requested, or shall advise such Lender where information, if any, regarding such matter or issue may be inspected, or shall otherwise describe the matter or issue to be resolved, (c) shall include, if reasonably requested by such Lender and to the extent not previously provided to such Lender, written materials provided to the Administrative Agent by the Borrower in respect of the matter or issue to be resolved. Except for the amendments, consents or waivers that require the approval of specific Lenders or the Administrative Agent as set forth in clauses (a) through (f) of Section 9.01, unless a Lender shall give written notice to the Administrative Agent that it specifically objects to the requested determination, consent, approval or disapproval (together with a reasonable written explanation of the reasons behind such objection) within ten (10) Business Days (or such lesser or greater period as may be specifically required under the express terms of the Credit Documents) of receipt of such communication, such Lender shall be deemed to have conclusively approved of or consented to such requested determination, consent, approval or disapproval.

(q)The Credit Agreement is further amended by adding the parenthetical “(excluding the Lender which is also acting as Administrative Agent)” immediately after “If any Lender” in the beginning of the second sentence of Section 8.04 thereof.

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(r)The Credit Agreement is further amended by adding the following proviso at the end of the fourth sentence of Section 8.07 thereof (which, for the avoidance of doubt, ends with “and otherwise shall be an Eligible Assignee”):

; provided that if the Administrative Agent shall notify the Borrower and the Lenders that no Lender has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (1) the Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Credit Documents and (2) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made to each Lender and the L/C Issuer directly, until such time as a successor Administrative Agent has been appointed as provided for above in this Section; provided, further that such Lenders and L/C Issuer so acting directly shall be and be deemed to be protected by all indemnities and other provisions herein for the benefit and protection of the Administrative Agent as if each such Lender and L/C Issuer were itself the Administrative Agent.

(s)The Credit Agreement is further amended by adding the following new subsection (h) at the end Section 9.07 thereof:

(h)    USA Patriot Act Notice; Compliance. In order for the Administrative Agent to comply with “know your customer” and anti-money laundering rules and regulations, including without limitation, the Patriot Act, prior to any Lender that is organized under the laws of a jurisdiction outside of the United States of America becoming a party hereto, the Administrative Agent may request, and such Lender shall provide to the Administrative Agent, its name, address, tax identification number and/or such other identification information as shall be necessary for the Administrative Agent to comply with federal law.

(t)The Credit Agreement is further amended by deleting Schedule 9.02 attached thereto in its entirety and substituting in lieu thereof Schedule 9.02 attached hereto.

(u)The Credit Agreement is further amended by deleting Exhibit 1.01 attached thereto in its entirety and substituting in lieu thereof Exhibit 1.01 attached hereto.

Section 2. Conditions Precedent. The effectiveness of this Amendment is subject to receipt by the Administrative Agent of each of the following in form and substance satisfactory to the Administrative Agent:

(a)    a counterpart of this Amendment duly executed by the Borrower, the Administrative Agent and the Required Lenders;

(b)    a Disbursement Instruction Agreement executed by the Borrower; and

(c)    such other documents, agreements and instruments as the Administrative Agent may reasonably request.

Section 3. Representations. The Borrower represents and warrants to the Administrative Agent and the Lenders that:

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(a)    Corporate and Governmental Authorization; No Contravention. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of its obligations hereunder and under the Credit Agreement as amended by this Amendment are within the corporate power of the Borrower, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official or other Person (except for any such action or filing that has been taken and is in full force and effect) and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the Organization Documents of the Borrower or of any material agreement, judgment, injunction, order, decree or other material instrument binding upon the Borrower or result in the creation or imposition of any Lien on any asset of the Borrower other than Liens created pursuant to the Credit Documents.

(b)    Binding Effect. This Amendment and the Credit Agreement as amended by this Amendment constitute valid and binding agreements of the Borrower, enforceable against the Borrower in accordance with their terms.

(c)    No Default. No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment.

Section 4. Reaffirmation of Representations. The Borrower hereby repeats and reaffirms all representations and warranties made by the Borrower to the Administrative Agent and the Lenders in the Credit Agreement as amended by this Amendment and the other Credit Documents on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full.

Section 5. Certain References. Each reference to the Credit Agreement in any of the Credit Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment. This Amendment is a Credit Document.

Section 6. Costs and Expenses. The Borrower shall reimburse the Administrative Agent for all reasonable out-of-pocket costs and expenses (including Attorney Costs) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 7. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 8. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT TAKING INTO ACCOUNT CONFLICT OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION).

Section 9. Effect; Ratification. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Credit Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only. The Credit Agreement is hereby ratified and confirmed in all respects. Nothing in this Amendment shall limit, impair or constitute a waiver of the rights, powers or remedies available to the Administrative Agent or the Lenders under the Credit Agreement or any other Credit Document.

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Section 10. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 11. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Credit Agreement to be executed as of the date first above written.

HEALTHCARE REALTY TRUST INCORPORATED

By: /s/ Andrew E. Loope
Name: Andrew E. Loope
Title: Senior Vice President and Corporate Counsel

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, the L/C Issuer, the Swing Line Lender and as a Lender

By: /s/ Winita Lau
Name: Winita Lau
Title: Vice President

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JPMORGAN CHASE BANK, N.A., as a Lender

By: /s/ Nadeige Charles
Name: Nadeige Charles
Title: Vice President

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BARCLAYS BANK PLC, as a Lender

By: /s/ Noam Azachi
Name: Noam Azachi
Title: Vice President

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CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By: /s/ Thomas Randolph
Name: Thomas Randolph
Title: Managing Director

By: /s/ Amy Trapp
Name: Amy Trapp
Title: Managing Director

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BANK OF AMERICA, N.A., as a Lender

By: ____________________________
Name:
Title:

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BANK OF MONTREAL - CHICAGO BRANCH, as a Lender

By: /s/ Lloyd Baron
Name: Lloyd Baron
Title: Vice President

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THE BANK OF NOVA SCOTIA, as a Lender

By: _______________________
Name:
Title:

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FIFTH THIRD BANK, as a Lender

By: /s/ Vera McEvoy
Name: Vera McEvoy
Title: Healthcare Officer

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PNC BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Andrew T. White
Name: Andrew T. White
Title: Senior Vice President

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ROYAL BANK OF CANADA, as a Lender

By: ___________________
Name:
Title:

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U.S. BANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Lori Jensen
Name: Lori Jensen
Title: Vice President

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BRANCH BANKING AND TRUST COMPANY, as a Lender

By: /s/ Ahaz Armstrong
Name: Ahaz Armstrong
Title: Assistant Vice President

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FIRST TENNESSEE BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Marla G.H. Howell
Name: Marla G.H. Howell
Title: Vice President

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REGIONS BANK, as a Lender

By: /s/ Michael J. Kinnick
Name: Michael J. Kinnick
Title: Vice President

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PINNACLE BANK, as a Lender

By: /s/ Todd Carter
Name: Todd Carter
Title: Senior Vice President

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SCHEDULE 9.02

NOTICE ADDRESSES

Credit Parties:
Healthcare Realty Trust Incorporated
3310 West End Avenue
Suite 700
Nashville, Tennessee 37203
Attention:     John M. Bryant, Jr.
Telephone:    (615) 269-8175
Facsimile No.:    (615) 463-7739

Administrative Agent:
For payments and Loan Notices:
Wells Fargo Bank, National Association
608 2nd Avenue S., 11th Floor
Minneapolis, Minnesota  55402
Attention:    Kimberly Perreault – Disbursement Administrator
Telephone:    (612) 316-3738
Facsimile:    (866) 494-8802
Email:        Kimberly.g.perreault@wellsfargo.com

For all other notices:
Wells Fargo Bank, National Association
Commercial Real Estate
REIT Finance Group
10 South Wacker Drive, Suite 3200
Chicago, IL 60606
Attention:        Winita Lau
Telephone:      (312) 269-4848
Facsimile:        (312) 782-0969

Schedule 9.02 - 1

With a copy to:

Wells Fargo Bank, National Association
Commercial Real Estate
Loan Administration, REIT Finance Group
301 South College St., 4th Floor
Charlotte, NC  28202
Attention:        Alix Bax
Telephone:      (704) 715-9301
Facsimile:        (704) 715-1468

and

Alston & Bird LLP
1201 West Peachtree Street
Atlanta, Georgia 30309
Attention:    Paul M. Cushing
Telephone:    (404) 881-7578
Facsimile:    (404) 881-4777

Schedule 9.02 - 2

EXHIBIT 1.01

FORM OF DISBURSEMENT INSTRUCTION AGREEMENT

[Attached]

Exhibit 1.01 - 1

DISBURSEMENT INSTRUCTION AGREEMENT

Borrower: Healthcare Realty Trust Incorporated
Administrative Agent: Wells Fargo Bank, National Association

Loan:  Loan number 1005711 made pursuant to that certain Credit Agreement dated as of October 14, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Borrower, the lenders from time to time party thereto and the Administrative Agent

Effective Date: INSERT DATE

Check applicable box:

New – This is the first Disbursement Instruction Agreement submitted in connection with the Loan.

Replace Previous Agreement – This is a replacement Disbursement Instruction Agreement. All prior instructions submitted in connection with this Loan are cancelled as of the Effective Date set forth above.

This Agreement must be signed by the Borrower and is used for the following purposes:

(1)	to designate an individual or individuals with authority to request disbursements of Loan proceeds, whether at the time of Loan closing/origination or thereafter;

(2)
to designate an individual or individuals with authority to request disbursements of funds from Restricted Accounts (as defined in the Terms and Conditions attached to this Agreement), if applicable; and

(3)	to provide Administrative Agent with specific instructions for wiring or transferring funds on Borrower’s behalf.

Any of the disbursements, wires or transfers described above are referred to herein as a “Disbursement.”

Specific dollar amounts for Disbursements must be provided to Administrative Agent at the time of the applicable Disbursement in the form of a signed closing statement, an email instruction or other written communication, or telephonic request in accordance with the Credit Agreement (each, a “Disbursement Request”) from an applicable Authorized Representative (as defined in the Terms and Conditions attached to this Agreement).

A new Disbursement Instruction Agreement must be completed and signed by the Borrower if (i) all or any portion of a Disbursement is to be transferred to an account or an entity not described in this Agreement or (ii) Borrower wishes to add or remove any Authorized Representatives.

See the Additional Terms and Conditions attached hereto for additional information and for definitions of certain capitalized terms used in this Agreement.

Exhibit 1.01 - 2

Disbursements of Loan Proceeds Subsequent to Loan Closing/Origination

Subsequent Disbursement Authorizers: Administrative Agent is authorized to accept one or more Disbursement Requests from any of the individuals named below (each, a “Subsequent Disbursement Authorizer”) to disburse Loan proceeds after the date of the Loan origination/closing and to initiate Disbursements in connection therewith (each, a “Subsequent Disbursement”):

	Individual’s Name	Title
1.
2.
3.

Describe Restrictions, if any, on the authority of the Subsequent Disbursement Authorizers (dollar amount limits, wire/deposit destinations, etc.):
DESCRIBE APPLICABLE RESTRICTIONS OR INDICATE “N/A”
If there are no restrictions described here, any Subsequent Disbursement Authorizer may submit a Disbursement Request for all available Loan proceeds.

DELETE FOLLOWING SECTION IF NO SUBSEQUENT WIRE TRANSFERS ANTICIPATED

Permitted Wire Transfers:  Disbursement Requests for Subsequent Disbursements to be made by wire transfer must specify the amount and applicable Receiving Party. Each Receiving Party included in any such Disbursement Request must be listed below. Administrative Agent is authorized to use the wire instructions that have been provided directly to Administrative Agent by the Receiving Party or Borrower and attached as the Subsequent Disbursement Exhibit. All wire instructions must be in the format specified on the Subsequent Disbursement Exhibit.

Names of Receiving Parties for Subsequent Disbursements (may include as many parties as needed; wire instructions for each Receiving Party must be attached as the Subsequent Disbursement Exhibit)
1.
2.
3.

DELETE FOLLOWING SECTION IF NO SUBSEQUENT DEPOSITS INTO WFB ACCOUNTS ANTICIPATED

Direct Deposit:  Disbursement Requests for Subsequent Disbursements to be deposited into an account at Wells Fargo Bank, N.A. must specify the amount and applicable account. Each account included in any such Disbursement Request must be listed below.

Name on Deposit Account:
Wells Fargo Bank, N.A. Deposit Account Number:
Further Credit Information/Instructions:

Exhibit 1.01 - 3

Borrower acknowledges that all of the information in this Agreement is correct and agrees to the terms and conditions set forth herein and in the Additional Terms and Conditions on the following page.

BORROWER:                    HEALTHCARE REALTY TRUST                                     INCORPORATED, a Maryland corporation

By: ___________________________________
Name: _________________________________
Title: __________________________________

Exhibit 1.01 - 4

Additional Terms and Conditions to the Disbursement Instruction Agreement

Definitions. The following capitalized terms shall have the meanings set forth below:

“Authorized Representative” means any or all of the Closing Disbursement Authorizers, Subsequent Disbursement Authorizers and Restricted Account Disbursement Authorizers, as applicable.
“Receiving Bank” means the financial institution where a Receiving Party maintains its account.
“Receiving Party” means the ultimate recipient of funds pursuant to a Disbursement Request.
“Restricted Account” means an account at Wells Fargo Bank, N.A. associated with the Loan to which Borrower’s access is restricted.

Capitalized terms used in these Additional Terms and Conditions to Disbursement Instruction Agreement and not otherwise defined herein shall have the meanings given to such terms in the body of the Agreement.

Disbursement Requests. Except as expressly provided in the Credit Agreement, Administrative Agent must receive Disbursement Requests in writing. Disbursement Requests will only be accepted from the applicable Authorized Representatives designated in the Disbursement Instruction Agreement. Disbursement Requests will be processed subject to satisfactory completion of Administrative Agent’s customer verification procedures. Administrative Agent is only responsible for making a good faith effort to execute each Disbursement Request and may use agents of its choice to execute Disbursement Requests. Funds disbursed pursuant to a Disbursement Request may be transmitted directly to the Receiving Bank, or indirectly to the Receiving Bank through another bank, government agency, or other third party that Administrative Agent considers to be reasonable. Administrative Agent will, in its sole discretion, determine the funds transfer system and the means by which each Disbursement will be made. Administrative Agent may delay or refuse to accept a Disbursement Request if the Disbursement would: (i) violate the terms of this Agreement; (ii) require use of a bank unacceptable to Administrative Agent or Lenders or prohibited by government authority; (iii) cause Administrative Agent or Lenders to violate any Federal Reserve or other regulatory risk control program or guideline; or (iv) otherwise cause Administrative Agent or Lenders to violate any applicable law or regulation.

Limitation of Liability. Administrative Agent , L/C Issuer, Swing Line Lender and Lenders shall not be liable to Borrower or any other parties for: (i) errors, acts or failures to act of others, including other entities, banks, communications carriers or clearinghouses, through which Borrower’s requested Disbursements may be made or information received or transmitted, and no such entity shall be deemed an agent of the Administrative Agent, L/C Issuer, Swing Line Lender or any Lender; (ii) any loss, liability or delay caused by fires, earthquakes, wars, civil disturbances, power surges or failures, acts of government, labor disputes, failures in communications networks, legal constraints or other events beyond Administrative Agent’s, L/C Issuers’s, Swing Line Lender’s or any Lender’s control; or (iii) any special, consequential, indirect or punitive damages, whether or not (A) any claim for these damages is based on tort or contract or (B) Administrative Agent, L/C Issuer, Swing Line Lender any Lender or Borrower knew or should have known the likelihood of these damages in any situation. Neither Administrative Agent, L/C Issuer, Swing Line Lender nor any Lender makes any representations or warranties other than those expressly made in this Agreement. IN NO EVENT WILL ADMINISTRATIVE AGENT, L/C ISSUER, SWING LINE LENDER OR ANY LENDER BE LIABLE FOR DAMAGES ARISING DIRECTLY OR INDIRECTLY IF A DISBURSEMENT REQUEST IS EXECUTED BY ADMINISTRATIVE AGENT IN GOOD FAITH AN IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT.

Exhibit 1.01 - 5

Reliance on Information Provided. Administrative Agent is authorized to rely on the information provided by Borrower or any Authorized Representative in or in accordance with this Agreement when executing a Disbursement Request until Administrative Agent has received a new Agreement signed by Borrower. Borrower agrees to be bound by any Disbursement Request: (i) authorized or transmitted by Borrower; or (ii) made in Borrower’s name and accepted by Administrative Agent in good faith and in compliance with this Agreement, even if not properly authorized by Borrower. Administrative Agent may rely solely (i) on the account number of the Receiving Party, rather than the Receiving Party’s name, and (ii) on the bank routing number of the Receiving Bank, rather than the Receiving Bank’s name, in executing a Disbursement Request. Administrative Agent is not obligated or required in any way to take any actions to detect errors in information provided by Borrower or an Authorized Representative. If Administrative Agent takes any actions in an attempt to detect errors in the transmission or content of transfers or requests or takes any actions in an attempt to detect unauthorized Disbursement Requests, Borrower agrees that, no matter how many times Administrative Agent takes these actions, Administrative Agent will not in any situation be liable for failing to take or correctly perform these actions in the future, and such actions shall not become any part of the Disbursement procedures authorized herein, in the Loan Documents, or in any agreement between Administrative Agent and Borrower.

International Disbursements. A Disbursement Request expressed in US Dollars will be sent in US Dollars, even if the Receiving Party or Receiving Bank is located outside the United States. Administrative Agent will not execute Disbursement Requests expressed in foreign currency unless permitted by the Credit Agreement.

Errors. Borrower agrees to notify Administrative Agent of any errors in the Disbursement of any funds or of any unauthorized or improperly authorized Disbursement Requests within fourteen (14) days after Administrative Agent’s confirmation to Borrower of such Disbursement.

Finality of Disbursement Requests. Disbursement Requests will be final and will not be subject to stop payment or recall; provided that Administrative Agent may, at Borrower’s request, make an effort to effect a stop payment or recall but will incur no liability whatsoever for its failure or inability to do so.

Exhibit 1.01 - 6

SUBSEQUENT DISBURSEMENT EXHIBIT
WIRE INSTRUCTIONS

ADMINISTRATIVE AGENT
TO ATTACH WIRE INSTRUCTIONS FROM RECEIVING PARTIES

All wire instructions must contain the following information:

Transfer/Deposit Funds to (Receiving Party Account Name)
Receiving Party Deposit Account Number
Receiving Bank Name, City and State
Receiving Bank Routing (ABA) Number
Further identifying information, if applicable (title escrow number, borrower name, loan number, etc.)

Exhibit 1.01 - 7